UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2017

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Item 1.01    Entry into a Material Definitive Agreement

Amendment and Renewal of Advisory Agreement

Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”), Dividend Capital Total Realty Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), and Dividend Capital Total Advisors LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Tenth Amended and Restated Advisory Agreement effective as of June 30, 2016 and renewed through June 30, 2017 (the “Tenth Advisory Agreement”). On June 27, 2017, the Company, the Operating Partnership and the Advisor renewed and amended the Tenth Advisory Agreement by entering into the Eleventh Amended and Restated Advisory Agreement effective as of June 30, 2017 and renewed through June 30, 2018 (the “Eleventh Advisory Agreement”). The Eleventh Advisory Agreement is amended by clarifying that all expense reimbursements available to the Advisor under the agreement are also available to affiliates of the Advisor and/or product specialists engaged by the Advisor to perform services under the agreement. We note that if the Proposed Restructuring (defined below) is implemented, the Eleventh Advisory Agreement will be revised as described in the Proxy Statement (defined below).

Item 8.01    Other Events.

Proposed Restructuring

As previously disclosed, our board of directors has approved and submitted to our stockholders for their approval a proposal (the “Proposal”) to amend our charter to restructure our share classes as part of a broader restructuring (the “Proposed Restructuring”). For more information about the Proposal and the Proposed Restructuring, please refer to the definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which is filed as an exhibit to this Current Report and is incorporated herein by reference.

Stockholders will have the opportunity to vote on the Proposal at the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”), which will be held on July 26, 2017. If the Proposal is approved by the stockholders on July 26, 2017, the Company expects that the board of directors will formally approve and implement the Proposed Restructuring effective as of August 1, 2017.

Accordingly, stockholders are hereby notified that we currently expect that the final day of effectiveness of the current Class E Share Redemption Program and Class A, W and I Share Redemption Program will be July 31, 2017. We also expect that the last day that we will calculate a daily net asset value per share pursuant to our current valuation procedures will be July 31, 2017. We also expect that the final day that we will accept subscriptions pursuant to the terms in our current registration statement for our public offering of Class A, Class W and Class I shares will be July 31, 2017. We expect that redemption requests pursuant to the Class A, W and I Share Redemption Program, and/or subscriptions for Class A, Class W or Class I shares pursuant to the terms of our current registration statement, will be rejected if received on or after August 1, 2017. We expect that redemption requests pursuant to the Class E Share Redemption Program will be rejected if received after July 25, 2017.

We expect that on or about August 1, 2017, we will: (i) file the charter amendment to implement the share class restructuring, (ii) implement our new share redemption program, our new monthly valuation policies, our new distribution reinvestment plan, and various other restructuring changes, and (iii) file an amended registration statement with the Securities and Exchange Commission to revise the terms of our ongoing public offering to conform to the terms of the Proposed Restructuring. We anticipate that our new redemption program will be open and our public offering will resume shortly thereafter.

However, there can be no assurances that the stockholders will approve the proposed charter amendment on July 26, 2017, or at all, and, if approved, the implementation of the Proposed Restructuring may be delayed or may not be approved by our board of directors at all.

Historically, stockholders accrued distributions daily and were paid distributions quarterly. For the month of July 2017, our board of directors has authorized a distribution of $0.03 per share, subject to adjustment for class-specific expenses, which will accrue daily and be paid on July 31, 2017, which we currently expect to be the last day we issue shares pursuant to our current distribution reinvestment plan. In connection with the Proposed Restructuring, we currently expect that commencing in August, monthly distributions will accrue on single record dates and be paid monthly.

Recent Pricing Information (unaudited)
Below is the daily NAV per share, as determined in accordance with our valuation procedures, for each business day from June 1, 2017 through June 30, 2017, for each of our classes of common stock (we refer to our unclassified shares of common stock as “Class E” shares):

Date	NAV per Share
	Class E	Class A	Class W	Class I
June 1, 2017	$7.53	$7.53	$7.53	$7.53
June 2, 2017	$7.53	$7.53	$7.53	$7.53
June 5, 2017	$7.54	$7.54	$7.54	$7.54
June 6, 2017	$7.54	$7.54	$7.54	$7.54
June 7, 2017	$7.53	$7.53	$7.53	$7.53
June 8, 2017	$7.53	$7.53	$7.53	$7.53
June 9, 2017	$7.53	$7.53	$7.53	$7.53
June 12, 2017	$7.53	$7.53	$7.53	$7.53
June 13, 2017	$7.52	$7.52	$7.52	$7.52
June 14, 2017	$7.53	$7.53	$7.53	$7.53
June 15, 2017	$7.53	$7.53	$7.53	$7.53
June 16, 2017	$7.53	$7.53	$7.53	$7.53
June 19, 2017	$7.53	$7.53	$7.53	$7.53
June 20, 2017	$7.53	$7.53	$7.53	$7.53
June 21, 2017	$7.53	$7.53	$7.53	$7.53
June 22, 2017	$7.53	$7.53	$7.53	$7.53
June 23, 2017	$7.53	$7.53	$7.53	$7.53
June 26, 2017	$7.53	$7.53	$7.53	$7.53
June 27, 2017	$7.53	$7.53	$7.53	$7.53
June 28, 2017	$7.50	$7.50	$7.50	$7.50
June 29, 2017	$7.50	$7.50	$7.50	$7.50
June 30, 2017	$7.50	$7.50	$7.50	$7.50
On any day, our share sales and redemptions will be made based on the day’s applicable per share NAV carried out to four decimal places. On each business day, our NAV per share for each class is (1) posted on our website, www.dividendcapitaldiversified.com, and (2) made available on our toll-free, automated telephone line, (888) 310-9352.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements include, among others, statements about the expected terms and implementation of the Proposed Restructuring. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. For a further discussion of risk factors that could lead to actual results materially different from those described in the forward-looking statements, see the risk factors disclosed in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 7, 2017, and the risk factors in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2017, both available at www.sec.gov.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1	Eleventh Amended and Restated Advisory Agreement, effective as of June 30, 2017*
99.1	Definitive Proxy Statement on Schedule 14A, filed with the Commission on June 7, 2017 and incorporated herein by reference

*    Filed or furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund Inc.
June 30, 2017
	By:	/s/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer

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